EXHIBIT 10.2

DATED

20 June 2022

Variation agreement

between

Keith Halford

and

Marygold & Co. (UK) Limited

CONTENTS

____________________________________________________________

CLAUSE

1.	Terms defined in the Agreement ........	2

2.	Consideration ....................................	2

3.	Variation ...........................................	2

4.	Governing law and jurisdiction .......	6

SCHEDULE

Schedule 1         Original Agreement .......7

This agreement is dated the 20th day of June 2022

Parties

(1)	Keith John Halford of Elmgarth Moulton Lane Boughton Northampton NN2 8RG (Seller)

(2)

Marygold & Co. (UK) Limited incorporated and registered in England and Wales with company number 13543393 whose registered office is at TMRW Hub @ Davis House Robert Street Croydon United Kingdom CR0 1QQ (Buyer)

BACKGROUND

(A)

The Seller and the Buyer are party to an agreement for the sale of Tiger Financial & Asset Management Limited dated 13 August 2021 (Agreement), a copy of which is attached as Schedule 1 to this variation agreement.

(B)	The parties wish to make the following amendments to the Agreement as set out below with effect from the date of this variation agreement (Variation Date).

Agreed terms

1.	Terms defined in the Agreement

In this variation agreement, expressions defined in the Agreement and used in this variation agreement have the meaning set out in the Agreement.

2.	Consideration

In consideration of the sum of £1.00 (receipt of which the Seller expressly acknowledges) and the mutual promises set out in this agreement, the parties agree to amend the Agreement as set out below.

3.	Variation

With effect from the Variation Date the Parties agree the following amendments to the Agreement:

a.	Clause 1.1	The agreed form of the “Charge over Bank Account” shall be the version attached hereto

b.	Clause 5.4

A new subclause (iii) shall be added as follows: -

(iii)         The Buyer shall not be responsible to the Seller for any reason whatsoever if the Bank as set out in the Charge over Bank Account either: -

(a)         fails to return the acknowledgment set out therein;

(b)         rejects the notice; or

(c)         returns it with amendments.

c.	Clause 7.2 (a)	In this clause the words “the first anniversary of the Completion Date” shall be replaced by “the 31st of December 2022”
d.	Clause 7.2 (b)	In this clause the words “the second anniversary of the Completion Date” shall be replaced by the words “31 December 2023”
e.	Clause 7.3	In this clause the words “of two years from Completion” shall be replaced by the words “between the Completion Date and 31 December 2023”
f.	Clause 10.1 (a)

In this clause the words from “(being £19,017” to the end of the clause shall be replaced with the words “and which for the avoidance of doubt relates to the period from Completion until 31 January 2023.”

g.	Paragraph 1.1 of Schedule 1

In this clause the definition “NOD’ used to calculate “Lost Client Value” shall be altered to read:

“NOD = number of days since 31 December 2021 to the date upon which the Client terminates their agreement or, in relation to a Material Withdrawal, the date upon which the aggregate sum withdrawn is greater than £75,000.00”

and the words in subclause (a) being “the Completion Date to and including the second anniversary of the Completion Date” shall be replaced by the words “1 January 2022 to and including 31 December 2023”

h.	Paragraph 2.1 of Schedule 1	In this clause the words “the second anniversary of the Completion Date” shall be replaced by the words “31 December 2023”.
i.	Paragraph 4.1 of Schedule 1	In this clause the words “the expiry of the period of two years from the Completion Date shall be replaced by “31 December 2023”

(d)	Except as set out in this agreement, the Agreement shall continue in full force and effect.

(C)	Governing law and jurisdiction

(a)

This variation agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and interpreted in accordance with the law of England and Wales.

(b)

The parties irrevocably agree that the courts of England and Wales have non-exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) that arises out of, or in connection with, this variation agreement or its subject matter or formation .

This agreement has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

Schedule 1	Original Agreement

Executed as deed by Marygold & Co. (UK) Limited acting by [NAME OF DIRECTOR] a director, in the presence of:

WITNESS:

Signature:...............................................................

Name:...................................................................

Address:................................................................

……........................................................................

……........................................................................

Occupation:............................................................

……………………………….. Director

Executed as deed by Keith Halford in the presence of:

WITNESS:

Signature:...............................................................

Name:...................................................................

Address:................................................................

……........................................................................

……........................................................................

Occupation:............................................................

…………………………………….. Keith Halford